UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2026

ATAIBECKLEY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-43037	41-3357923
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o atai Life Sciences US, Inc.
c/o Industrious NYC
250 West 34th Street
New York, NY 10119
(Address of principal executive offices) (Zip Code)

(332) 282-0507
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2026, AtaiBeckley Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of April 9, 2026, the record date for the Annual Meeting, there were approximately 366,916,896 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), issued and outstanding and entitled to vote. Each outstanding share of Common Stock entitles the holder to one vote on each matter submitted to a vote of stockholders at the Annual Meeting. At the Annual Meeting, 203,908,561 shares of Common Stock were represented in person or by proxy, representing a quorum.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2026.

Proposal 1 - Election of Sabrina Martucci Johnson, Amir Kalali, M.D. and Andrea Heslin Smiley as Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified. The results were as follows:

Nominee	For	Withheld	Broker Non-votes
Sabrina Martucci Johnson	146,111,468	581,411	57,215,682
Amir Kalali, M.D.	142,900,102	3,792,777	57,215,682
Andrea Heslin Smiley	145,186,528	1,506,351	57,215,682

Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The results were as follows:

For	Against	Abstain	Broker Non-votes
201,864,060	1,182,226	862,275	0

Based on the foregoing votes, the three director nominees were elected and Proposal 2 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAIBECKLEY INC.

Date: June 8, 2026	By:	/s/ Srinivas Rao
	Name:	Srinivas Rao
	Title:	Chief Executive Officer